                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                             ENDED MAY 31, 1998



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks growth of capital

KEMPER
VALUE+GROWTH FUND

               "... As growth stocks outperformed value stocks
                  during the semiannual period, we are happy
               to report that our decision to build the fund's
                     growth allocation proved wise. ..."


                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
21
SHAREHOLDERS' MEETING

At A GLANCE
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                              11.64%
CLASS B                              11.13%
CLASS C                              10.98%
LIPPER GROWTH & INCOME FUNDS
 CATEGORY AVERAGE*                   11.91%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    5/31/98   11/30/97
--------------------------------------------------------------------------------
    KEMPER VALUE+GROWTH FUND
    CLASS A                          $15.76     $14.62
--------------------------------------------------------------------------------
    KEMPER VALUE+GROWTH FUND
    CLASS B                          $15.41     $14.37
--------------------------------------------------------------------------------
    KEMPER VALUE+GROWTH FUND
    CLASS C                          $15.39     $14.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND RANKINGS
AS OF 5/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                      CLASS A              CLASS B             CLASS C
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       1-YEAR         #393 OF 665 FUNDS   #436 OF 665 FUNDS   #439 OF 665 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998, THE KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                      CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    SHORT-TERM
    CAPITAL GAIN       $0.35     $0.35     $0.35
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN       $0.15     $0.15     $0.15
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE BOX]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of May 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the company's growth.

VALUE STOCK Value stocks are shares in companies that most investors deem unattractive for some reason. Therefore, they tend to be priced low relative to some measure of the company's worth, such as earnings, book value or cash flow. Companies may be undervalued for a variety of reasons, such as an earnings shortfall, an unfavorable economic outlook, regulatory concerns or simply investor overreaction.

VOLATILITY Characteristics of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[FORTUNA PHOTO]

PHILIP FORTUNA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE JOINED THE ORGANIZATION IN 1986 AS AN INSTITUTIONAL PORTFOLIO MANAGER. HE IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER VALUE + GROWTH FUND AND ALSO A CO-LEAD PORTFOLIO MANAGER OF KEMPER QUANTITATIVE EQUITY FUND AND KEMPER HORIZON FUND. FORTUNA RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM CARNEGIE MELLON UNIVERSITY AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[KNAPP PHOTO]

WILLIAM KNAPP JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1992 AS A QUANTITATIVE ANALYST. KNAPP IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER VALUE + GROWTH FUND AND ALSO CO-LEAD PORTFOLIO MANAGER OF KEMPER QUANTITATIVE EQUITY FUND AND KEMPER HORIZON FUND. HE RECEIVED HIS BACHELOR'S DEGREE AND GRADUATED MAGNA CUM LAUDE FROM DRAKE UNIVERSITY. KNAPP EARNED A MASTER'S DEGREE AND A PH.D. FROM THE UNIVERSITY OF WISCONSIN-MADISON.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BY ADHERING TO A DISCIPLINED, RESEARCH-INTENSIVE STRATEGY, CO-LEAD
PORTFOLIO MANAGERS PHILIP FORTUNA AND WILLIAM KNAPP LED KEMPER VALUE + GROWTH FUND TO A RESPECTABLE SIX-MONTH RETURN, DESPITE AN AT-TIMES INHOSPITABLE MARKET CLIMATE.

Q     LATELY, THE STOCK MARKET HAS TAKEN INVESTORS ON A ROLLER COASTER RIDE
CHARACTERIZED BY RAPID GAINS AND DECLINES. COULD YOU GIVE US AN OVERVIEW OF THE MARKET ACTIVITY THAT HAS INFLUENCED THE SEMIANNUAL PERIOD?

A     Certainly. Overall, the market posted brisk returns, but investors have had to hold tight through a period of ups and downs. For the semiannual period ending May 31, 1998, the S&P 500 Index gained 15.07 percent, and the fund's benchmark, the Russell 1000 Index gained 14.33 percent. However, these gains were earned against a backdrop of uncertainty and short-term volatility. We entered the semiannual period in the wake of the October 27, 1997's Gray Monday market correction. The markets dipped in November, and global governmental efforts were underway to try to counteract the turmoil in Asian markets. Concerns abated as we moved into 1998, with the U.S. stock market rallying briskly in February. However, the markets then hit turbulent water again, and it became clear that the effects of the economic crisis in Asia were continuing to unfold. Earnings disappointments took a toll on many stocks, particularly those of technology firms and smaller companies. Concerns that the Federal Reserve would increase interest rates also stirred the waters throughout this period.

      Generally, growth outperformed value, domestic stocks were more attractive than international ones, and large company stocks fared better than smaller ones. The changing tides of the market were often unpredictable, making sector-based forecasts particularly unwise. During this fast-paced time, we steered the fund by focusing on individual stock selection.

Q     HOW DID THE FUND PERFORM DURING THIS PERIOD?

A For the semiannual period, Kemper Value + Growth Fund has been holding its own. From December 1, 1997 through May 31, 1998, the fund returned 11.64 percent (Class A shares, unadjusted for any sales charge), versus 11.91 percent for the Lipper Growth and Income Fund category. For the one-year period, the fund earned
24.59 percent (Class A shares, unadjusted for any sales charge), performing closely in line with the peer group average of 25.47 percent. Given the challenges of the preceding six months, we're satisfied with these returns on an absolute basis. That said, we certainly don't want to trail the fund's peer group average or benchmark over the long haul. However, the short-term market climate has not afforded as many opportunities as we would have liked it to.

Q     HOW WERE GROWTH AND VALUE STOCKS COMBINED IN THE PORTFOLIO, AND WHAT
CRITERIA DO YOU USE TO DETERMINE THIS ALLOCATION?

A     Throughout the semiannual period, we allocated the lion's share of assets to growth stocks, totaling 65 percent of common stock. Value stocks account for the

PERFORMANCE UPDATE

remaining 35 percent. As we discussed in the November 1997 annual report, toward the end of the year, we moved the growth allocation up from 60 percent, based on our evaluation of macroeconomic factors. As growth outperformed value during the semiannual period, we are happy to report that our decision to build the fund's growth allocation proved wise.

      To determine the overall allocation for the fund, we rely on our extensive research. We consider inflationary trends, economic strength, earnings growth, and stock price trends.

      To mitigate risk, we keep a significant amount of assets in both types of stocks. For both growth and value stocks, we follow a disciplined approach. We focus on fundamental statistics such as historic earnings, growth rates, book values and cash flow. We seek stocks that we believe are reasonably priced relative to their fundamentals and growth potential. It's important to us to not get ourselves carried away by the emotion of the market. When the rest of the market may be using clouded judgement, we want to be able to evaluate the true merits of a stock. We believe this is how we best serve shareholders. During the short term, the market's vicissitudes didn't support our strategy to the degree to which we would have liked, but we do remain confident of the long-term benefits of our approach.

Q     DID THE TURMOIL OF RECENT MONTHS POSE ANY SPECIAL CHALLENGES TO THIS
STRATEGY?

A     In an environment of uncertainty, it wasn't surprising to see many investors succumb to emotion. Technology and small-company stocks took the brunt of the Asian meltdown. Many investors reacted to the turmoil in the market by fleeing to the safe haven of larger companies, which are often perceived to offer greater shelter. We saw this as a continuation of the Nifty Fifty effect, wherein the largest stocks of the S&P 500 get pushed up higher than the overall market. We avoided many of these stocks, which were trading beyond a level we felt was sustainable or reasonable, given the company's underlying fundamentals. Our valuation discipline caused us to miss some short-term gains earned by the market's current darlings, but we still believe that while the highflying stocks may be the life of the party now, they also could be the ones suffering a hangover when the market evaluates them more logically.

      In our most recent quarterly evaluation of the portfolio, the average price-to-earnings ratio was 25.0, less than that of the S&P 500 Index's 27.1. However, the earnings per share projected five-year median for the fund was 15.3, exceeding the S&P 500's 13.7. That means we're honing in on stocks more reasonably priced than those of the S&P 500, but with higher projected growth.

Q     HOW DID YOU POSITION THE PORTFOLIO?

A     Consumer nondurable stocks enjoy the largest portion of the portfolio's assets, followed by finance, technology and health care. These four sectors also have the greatest exposure within the Russell 1000 Index. Compared to that benchmark, the fund is overweighted in technology and health care, and underweighted in capital goods, energy and utilities.

      Given the macroeconomic conditions, we've looked for openings to position the fund defensively. Several of the fund's consumer nondurable holdings lived up nicely to that sector's reputation of greater resiliency during times of turmoil. American Greetings Corp. turned in nice returns, and we also benefited from our position in food companies such as ConAgra. During the semiannual period, retail and apparel stocks also contributed to overall performance.

      Within the health care sector, we eschewed many of the highest-priced stocks, but still ended up with exposure to the sector that we feel is appropriate and satisfying. We reaped solid gains from several of our health care holdings, such as ALZA, McKesson, and R.P. Scherer. New health care names also joined the portfolio's ranks. For instance, when Eli Lilly & Co. experienced problems with the drug Evista, that stock's valuations declined to an attractive level. We also added Stryker, a mid-cap manufacturer of pharmaceutical equipment.

      Financial stocks still hold strong appeal for us, and we see signals of good long-term vitality within the sector. We've seen that the buzz about rising rates hasn't yet come to pass. In fact, we've seen rates go lower, and that they could continue to do so. We expect that financial stocks will continue to benefit in this environment. While the trend towards consolidation may taper off from its earlier fevered pitch, there are many indications that synergies will continue to present good opportunities throughout the sector.

      Technology was definitely a mixed bag. On the bright side, Compaq Computer, a significant holding in the portfolio, was one instance where our strategy worked well. Short-term inventory concerns had turned investors against this stock, but we held to our guns. We took advantages of declines to

PERFORMANCE UPDATE

build our position and, overall, came out ahead as the emotion around the stock cleared to reveal the company's longer-term merits.

Q     WHAT DIDN'T TURN OUT AS WELL AS YOU HAD EXPECTED?

A     Our energy stake put a damper on returns. We had bought oil services stocks, such as Rowan Companies, because we believed that their prices had bottomed out. However, in hindsight, it appears we were early. The portfolio also includes AMOCO and Atlantic Richfield, two other energy stocks that have felt the market's disfavor. Due to low oil prices, oil stocks continue to fall lower, and haven't been able to shake the bad feeling surrounding them. That said, we haven't given up entirely on their potential for improved fortunes. Expectations for oil stocks are low, and any good news could boost them.

      The fund's short-term returns have also suffered from its exposure to tobacco stocks. Based on price weakness, we had built stakes in tobacco firms, such as UST Inc. and Philip Morris Cos. As we entered the semiannual period, both of these firms were among our top ten holdings, and Philip Morris remains our largest holding at the close of the semiannual period. We've also added Universal Corp., a tobacco services company, to the portfolio. Though the haze hasn't cleared as soon as we thought it would, we believe that the cloud of litigation and government regulatory concerns will pass, and that the market will support our confidence in tobacco stocks. Our approach requires us to take the short-term situation of these stocks in stride. That's not to say, of course, that we would hold on to a stock when our research doesn't support its potential. Rather, the long-term success of a contrarian-influenced approach depends on patience and a willingness to think apart from the herd.

      And while our financial exposure benefited the portfolio overall, thanks to stocks like NationsBank and Travelers Group, the fund did take a hit from exposure to Bankers Trust and NorWest.

Q     THE FUND HAS A HIGH WEIGHTING IN TECHNOLOGY STOCKS. WHAT IMPACT DID THIS
HAVE ON PERFORMANCE?

A     Some of our holdings, such as 3Com Corp. was battered by the fallout from
Asia. However, technology stocks often turn before their earnings do. In the wake of the technology correction, new opportunities are emerging. For instance, semiconductors have taken a beating, and now stocks like National Semiconductor boast tempting prices. It's important to keep in mind that despite the company's short-term weaknesses there will still be a demand for its semiconductors. Part of our disciplined strategy means that we're looking beyond the emotion surrounding semiconductors, always keeping an eye on longer-term opportunities.

Q     DO YOU EXPECT THE CURRENT OF THE MARKET TO CONTINUE AS IT HAS?

A Certainly, it will be a challenging investment environment. We expect that volatility will continue. There haven't been sufficient indications that the turmoil in Asia is anywhere near to running its course. We can't escape the fact that we're a part of a global economy, and that international events can exert a significant impact on our markets. Yet, overall, we continue to believe in the long-term potential of domestic equity investing. There are good indications that inflation will be kept in check, which contributes to a healthy environment for stocks. We should be prepared for domestic corporate earnings to slow down throughout the rest of the year and possibly into 1999. We hope that this will set a slower, but saner pace, and allow us to navigate the fund more nimbly.

      As we move forward into the second half of the fiscal year, we are satisfied with the potential of our growth-focused allocation. Economic factors, such as declining interest rates and slowing earnings growth, suggest that growth stocks could likely continue to take the lead.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 1998, and on November 30, 1997.

                          [EQUITY PORTION BAR GRAPH]


                             KEMPER VALUE + GROWTH       KEMPER VALUE + GROWTH
                                  FUND ON 5/31/98           FUND ON 11/30/97
CONSUMER NONDURABLES                   26.0%                     22.7%

FINANCE                                19.2%                     20.6%

TECHNOLOGY                             16.5%                     17.3%

HEALTH CARE                            16.1%                     14.8%

CAPITAL GOODS                           6.7%                      6.1%

BASIC INDUSTRIES                        5.3%                      6.8%

ENERGY                                  5.3%                      6.0%

UTILITIES                               3.3%                      3.1%

CONSUMER DURABLES                       1.6%                      2.1%

TRANSPORTATION                          0.0%                      0.5%

A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on May 31, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                                 KEMPER VALUE + GROWTH     RUSSELL 1000 INDEX
                                   FUND ON 5/31/98             ON 5/31/98
CONSUMER NONDURABLES                   26.0%                     26.1%

FINANCE                                19.2%                     19.3%

TECHNOLOGY                             16.5%                     13.8%

HEALTH CARE                            16.1%                     16.0%

CAPITAL GOODS                           6.7%                      8.4%

BASIC INDUSTRIES                        5.3%                      4.5%

ENERGY                                  5.3%                      7.2%

UTILITIES                               3.3%                      9.9%

CONSUMER DURABLES                       1.6%                      1.6%

TRANSPORTATION                          0.0%                      1.3%



* The Russell 1000 Index is an unmanaged index comprised of 1000 of the largest capitalized U.S. companies whose common stocks trade in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. This large-cap, market-oriented index is highly correlated with the S&P 500 Stock Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 20.8 PERCENT OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1998.

--------------------------------------------------------------------------------------------------------
                       HOLDINGS                                                                  PERCENT
--------------------------------------------------------------------------------------------------------
1.          PHILIP MORRIS                 The largest cigarette maker in the U.S. Through its       3.2%
                                          Miller Brewing subsidiary, it is also the country's
                                          second largest brewer. Philip Morris is also a major
                                          branded food producer through its Kraft Foods
                                          subsidiary.

2.          GENERAL ELECTRIC              Operates in major businesses including power              2.5%
                                          generators, appliances, lighting, plastics, medical
                                          systems, aircraft engines, financial services and
                                          broadcasting.

3.          WORLDCOM                      One of the largest long distance telecommunications       2.1%
                                          companies in the U.S., offering domestic and
                                          international voice, data, and video products and
                                          services.

4.          NATIONSBANK                   A provider of financial services such as checking and     2.0%
                                          savings accounts, loans, investment management,
                                          brokerage, trading, corporate finance and insurance
                                          services.

5.          MCDONALD'S                    Largest, best known global foodservice retailer with      2.0%
                                          more than 21,000 locations in 102 countries.

6.          CISCO SYSTEMS                 Largest, most comprehensive supplier of routing           1.9%
                                          software and related systems that direct the flow of
                                          data between local area networks.

7.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private      1.9%
            ASSOCIATION                   corporation federally chartered to provide financial
                                          products and services that increase the availability
                                          and affordability of housing to low, moderate and
                                          middle-income Americans.

8.          AMERICAN HOME PRODUCTS        Engaged in the manufacturing and marketing of health      1.9%
                                          care products, including pharmaceuticals, consumer
                                          health products and medical supplies.

9.          ALZA                          Engaged in the development of pharmaceutical products     1.7%
                                          using advanced drug delivery techniques to add medical
                                          and economic value to drug therapies.

10.         FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie Mac," this corporation      1.6%
            CORP.                         provides for the transfer of capital between mortgage
                                          lenders and mortgage security investors, enabling
                                          mortgage lenders to provide a continuous flow of funds
                                          to borrowers.

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
                                                                                   NUMBER
                                                                                     OF
 COMMON STOCKS                                                                     SHARES       VALUE
-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--5.2%         AMP, Inc.                                            21,700     $  825
                               Crown Cork & Seal Co.                                 8,500        441
                               Dow Chemical Co.                                     11,000      1,066
                               Eastman Chemical Co.                                 10,100        677
                               Georgia Pacific Timber Group                          5,400        127
                               Georgia-Pacific Corp.                                 5,400        347
                               Louisiana-Pacific Corp.                              29,800        594
                               Lubrizol Corp.                                       25,000        869
                               Nucor Corp.                                           9,000        464
                               Sonoco Products Co.                                  28,490        995
                               Union Camp Corp.                                      7,900        432
                               ----------------------------------------------------------------------
                                                                                                6,837
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.5%            Emerson Electric Co.                                 11,100        674
                               General Electric Co.                                 39,900      3,327
                               Minnesota Mining & Manufacturing                     10,000        926
                               Philips Electronics, N.V., ADR                       10,000        951
                               Pitney Bowes, Inc.                                   12,000        564
                               Tyco International Ltd.                              12,000        665
                           (a) U.S. Filter Corp.                                    26,200        797
                           (a) USA Waste Services                                   14,417        680
                               ----------------------------------------------------------------------
                                                                                                8,584
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--10.1%  (a) AutoZone                                             24,000        798
                               Carnival Corp.                                       23,000      1,558
                           (a) Consolidated Stores Corp.                            16,500        630
                               Deluxe Corp.                                         11,500        386
                               Dillard Department Stores                            19,000        799
                               Home Depot                                           11,000        864
                           (a) MGM Grand                                            34,000      1,128
                               May Department Stores Co.                             9,000        579
                               NIKE                                                 25,800      1,187
                           (a) Nine West Group                                      46,000      1,297
                               Sotheby's Holdings                                   17,500        403
                           (a) Tommy Hilfiger Corp.                                 21,800      1,466
                               V.F. Corp.                                            6,800        362
                               Wal-Mart Stores, Inc.                                12,000        662
                               Walt Disney Co.                                      10,700      1,210
                               ----------------------------------------------------------------------
                                                                                               13,329
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%        Ford Motor Co.                                       16,200        840
                               Magna International, Inc., "A"                        6,800        479
                               Superior Industries International                    25,000        728
                               ----------------------------------------------------------------------
                                                                                                2,047
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--15.2%        American Greetings Corp.                             29,200      1,387
                               Avon Products                                        15,500      1,268
                               ConAgra, Inc.                                        36,000      1,053
                               General Nutrition                                    20,000        631
                               Kimberly-Clark Corp.                                 27,400      1,358
                               McDonald's Corp.                                     38,800      2,546
                               Newell Co.                                           21,900      1,057
                               PepsiCo                                              31,000      1,265
                               Philip Morris Cos.                                  110,900      4,145
                               Procter & Gamble Co.                                 16,500      1,385
                           (a) Smithfield Foods, Inc.                               11,000        297
                               UST, Inc.                                            54,000      1,438
                               Unilever, N.V., ADR                                   6,000        474
                               Universal Corp.                                      31,000      1,164




PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
                                                                                   NUMBER
                                                                                     OF
                                                                                   SHARES       VALUE
-----------------------------------------------------------------------------------------------------
                               Wendy's International                                20,900   $    516
                               ----------------------------------------------------------------------
                                                                                               19,984
-----------------------------------------------------------------------------------------------------
ENERGY--5.2%                   AMOCO Corp.                                          24,600      1,029
                               Atlantic Richfield Co.                               16,300      1,286
                               Chevron Corp.                                         8,000        639
                               Columbia Gas System                                   4,400        371
                               Enron Corp.                                          17,000        852
                               Exxon Corp.                                          19,900      1,403
                               Hussmann International, Inc.                          7,500        136
                            (a)Rowan Companies, Inc.                                15,000        383
                               Royal Dutch Petroleum Co.                             4,000        224
                               Texaco                                                8,000        462
                               ----------------------------------------------------------------------
                                                                                                6,785
-----------------------------------------------------------------------------------------------------
FINANCE--18.7%                 American General Corp.                                6,500        436
                               American International Group, Inc.                    3,500        433
                               Associates First Capital Corp.                        4,246        318
                               BRE Properties, Inc.                                 20,000        530
                               Banc One Corp.                                       10,120        558
                               BankAmerica Corp.                                     5,900        488
                               Bankers Trust New York Corp.                          3,000        371
                               Bear Stearns Cos.                                    15,000        814
                               Chase Manhattan Corp.                                 3,400        462
                               Federal Home Loan Mortgage Corp.                     48,000      2,184
                               Federal National Mortgage Association                41,800      2,503
                               First Union Corp.                                    13,700        758
                               Fleet Financial Group, Inc.                           2,600        213
                               General Re Corp.                                      4,300        945
                               Golden West Financial Corp.                           1,200        130
                               H.F. Ahmanson & Co.                                  10,800        824
                               Hibernia Corp.                                       33,000        693
                               ITT Hartford Group                                    6,000        660
                               Jefferson-Pilot Corp.                                19,500      1,116
                               KeyCorp                                               6,800        258
                               MGIC Investment Corp.                                16,800      1,007
                               Meditrust                                            14,419        406
                               Merrill Lynch & Co.                                  11,400      1,020
                               Morgan Stanley, Dean Witter, Discover & Co.          13,000      1,015
                               NationsBank                                          35,347      2,678
                               Norwest Corp.                                        13,600        529
                               PNC Bank Corp., N.A.                                  6,300        364
                               Post Properties                                      14,500        596
                               Republic NY Corp.                                     2,000        257
                               Safeco Corp.                                          6,500        302
                               Torchmark Corp.                                      14,500        622
                               Travelers Group                                      18,000      1,098
                               ----------------------------------------------------------------------
                                                                                               24,588
-----------------------------------------------------------------------------------------------------
HEALTH CARE--15.8%
                            (a)ALZA Corp.                                           46,000      2,225
                               Abbott Laboratories                                  19,400      1,439
                               American Home Products Corp.                         50,400      2,435
                            (a)Amgen, Inc.                                           1,100         67
                               Astra AB, ADR                                        69,000      1,397
                               Baxter International                                 13,000        743
                               Bristol-Myers Squibb Co.                             16,000      1,720
                               C.R. Bard                                            23,400        812
                               Crescendo Pharmaceuticals Corp.                       1,800         23
                               Eli Lilly & Co.                                       7,000        430
                               First Health Group Corp.                             21,200      1,204



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
                                                                                   NUMBER
                                                                                     OF
                                                                                   SHARES       VALUE
-----------------------------------------------------------------------------------------------------
                               Johnson & Johnson                                    10,700    $   739
                               Mallinckrodt Group                                   12,000        370
                               McKesson Corp.                                        7,000        547
                               Merck & Co.                                          15,500      1,815
                               Pfizer Inc.                                           4,000        419
                               R.P. Scherer Corp.                                   11,500        950
                               Schering-Plough Corp.                                13,000      1,088
                               Stryker Coporation                                   21,000        856
                               United Healthcare Corp.                              23,000      1,472
                               ----------------------------------------------------------------------
                                                                                               20,751
-----------------------------------------------------------------------------------------------------
TECHNOLOGY--16.1%           (a)Applied Materials, Inc.                              38,000      1,216
                               Cadence Design Systems                               17,500        617
                            (a)Cisco Systems                                        33,600      2,541
                               Compaq Computer Corp.                                68,100      1,860
                            (a)Computer Sciences Corp.                              32,400      1,683
                               Intel Corp.                                          29,200      2,086
                               International Business Machines                       4,000        470
                               Linear Technology Corp.                              14,000        979
                            (a)Microchip Technology                                 29,200        715
                               National Semiconductor Corp.                         38,500        626
                               Parametric Technology Corp.                          25,200        773
                            (a)Quantum Corp.                                        60,900      1,332
                               Raytheon Co.                                         16,500        902
                               Reynolds & Reynolds Co.                              47,000        984
                            (a)Seagate Technology                                    8,000        185
                            (a)Sun Microsystems                                     35,900      1,438
                               Teradyne, Inc.                                       33,500      1,030
                            (a)3Com Corp.                                           35,000        888
                               Xerox Corp.                                           8,000        822
                               ----------------------------------------------------------------------
                                                                                               21,147
-----------------------------------------------------------------------------------------------------
UTILITIES--3.2%                AirTouch Communications                              10,000        476
                               GTE Corp.                                            17,000        991
                            (a)WorldCom, Inc.                                       61,700      2,807
                               ----------------------------------------------------------------------
                                                                                                4,274
                               ----------------------------------------------------------------------
                               TOTAL COMMON STOCKS--97.6%
                               (COST: $104,322)                                               128,326
                               ----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 MONEY MARKET                                                                     PRINCIPAL
 INSTRUMENTS--4.0%                                                                 AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------
                               Yield--4.74% to 5.75%
                               Due--June and July 1998
                               (Cost: $5,292)                                       $5,300      5,292
                               ----------------------------------------------------------------------
                               TOTAL INVESTMENTS--101.6%
                               (Cost: $109,614)                                               133,618
                               ----------------------------------------------------------------------
                               LIABILITIES, LESS CASH AND OTHER ASSETS--(1.6)%                 (2,165)
                               ----------------------------------------------------------------------
                               NET ASSETS--100%                                              $131,453
                               ----------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security

Based on the cost of investments of $109,614,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $26,699,000, the gross unrealized depreciation was $2,695,000 and the net unrealized appreciation on investments was $24,004,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998
(IN THOUSANDS)

--------------------------------------------------
 ASSETS
--------------------------------------------------
Investments, at value
(Cost: $109,614)                          $133,618
--------------------------------------------------
Cash                                           200
--------------------------------------------------
Receivable for:
  Investments sold                           1,189
--------------------------------------------------
  Fund shares sold                             155
--------------------------------------------------
  Dividends                                    188
--------------------------------------------------
    TOTAL ASSETS                           135,350
--------------------------------------------------

--------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------

Payable for:
  Investments purchased                      3,667
--------------------------------------------------
  Fund shares redeemed                           7
--------------------------------------------------
  Management fee                                76
--------------------------------------------------
  Distribution services fee                     41
--------------------------------------------------
  Administrative services fee                   24
--------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                              70
--------------------------------------------------
  Trustees' fees and other                      12
--------------------------------------------------
    Total liabilities                        3,897
--------------------------------------------------
NET ASSETS                                $131,453
--------------------------------------------------

--------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------

Paid-in capital                           $107,225
--------------------------------------------------
Undistributed net realized gain on
investments                                    224
--------------------------------------------------
Net unrealized appreciation on
investments                                 24,004
--------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $131,453
--------------------------------------------------

--------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price
  per share ($70,673/4,485 shares
  outstanding)                              $15.76
--------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of net
  asset value or 5.75% of offering price)   $16.72
--------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($56,409/3,661 shares
  outstanding)                              $15.41
--------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($4,371/284 shares
  outstanding)                              $15.39
--------------------------------------------------


See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998
(IN THOUSANDS)

-------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------
Dividends                                 $   878
-------------------------------------------------
Interest                                       55
-------------------------------------------------
    Total investment income                   933
-------------------------------------------------
Expenses:
  Management fee                              418
-------------------------------------------------
  Distribution services fee                   202
-------------------------------------------------
  Administrative services fee                 131
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            259
-------------------------------------------------
  Professional fees                             9
-------------------------------------------------
  Reports to shareholders                      16
-------------------------------------------------
  Registration fees                            15
-------------------------------------------------
  Trustees' fees and other                     10
-------------------------------------------------
    Total expenses                          1,060
-------------------------------------------------
NET INVESTMENT LOSS                          (127)
-------------------------------------------------

-------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------

 Net realized gain on sales of
 investments                                  154
-------------------------------------------------
 Net realized gain from futures
 transactions                                  90
-------------------------------------------------
  Net realized gain                           244
-------------------------------------------------
 Change in net unrealized appreciation
 on investments                            11,725
-------------------------------------------------
Net gain on investments                    11,969
-------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $11,842
-------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                          SIX MONTHS
                                            ENDED         YEAR ENDED
                                         MAY 31, 1998  NOVEMBER 30, 1997
------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------
 Net investment loss                     $     (127)            (42)
------------------------------------------------------------------------
 Net realized gain                              244           3,499
------------------------------------------------------------------------
 Change in net unrealized appreciation       11,725           8,054
------------------------------------------------------------------------
Net increase in net assets resulting
from operations                              11,842          11,511
------------------------------------------------------------------------
Net equation charges                             --             (30)
------------------------------------------------------------------------
Distribution from net realized gain          (3,454)         (2,553)
------------------------------------------------------------------------
Net increase from capital share
transactions                                 25,324          49,721
------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 33,712          58,649
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Beginning of period                          97,741          39,092
------------------------------------------------------------------------
END OF PERIOD                            $  131,469          97,741
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1  DESCRIPTION OF THE
   FUND Kemper Value+Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m.

NOTES TO FINANCIAL STATEMENTS

                             Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------

3  TRANSACTIONS
   WITH AFFILIATES           MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $418,000 for the six months ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS      COMMISSIONS ALLOWED
                                                                      RETAINED BY KDI      BY KDI TO FIRMS
                                                                      ---------------    -------------------
                              Six months ended May 31, 1998            $      43,000            334,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:


                                                                     DISTRIBUTION FEES      COMMISSIONS AND
                                                                         AND CDSC        DISTRIBUTION FEES PAID
                                                                       RECEIVED BY KDI       BY KDI TO FIRMS
                                                                      -----------------   ----------------------
                              Six months ended May 31, 1998            $       243,000            433,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:


                                                                        ASF PAID BY     ASF PAID BY
                                                                      THE FUND TO KDI   KDI TO FIRMS
                                                                      ---------------   ------------
                              Six months ended May 31, 1998            $     131,000        144,000


NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $230,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees
                             of the Fund are also officers or directors of
                             Scudder Kemper. During the six months ended May 31,
                             1998, the Fund made no payments to its officers and
                             incurred trustees' fees of $3,000 to independent
                             trustees.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS              For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                 $39,902

                             Proceeds from sales                        19,869

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS              The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                           YEAR ENDED
                                                                      SIX MONTHS ENDED    NOVEMBER 30,
                                                                        MAY 31, 1998          1997
                                                                      ----------------  ----------------
                                                                      SHARES   AMOUNT   SHARES   AMOUNT
                             ---------------------------------------------------------------------------
                              SHARES SOLD
                             ---------------------------------------------------------------------------
                              Class A                                  1,077   $16,564   2,303   $31,312
                             ---------------------------------------------------------------------------
                              Class B                                    969    14,565   1,959    26,054
                             ---------------------------------------------------------------------------
                              Class C                                    119     1,778     179     2,342
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ---------------------------------------------------------------------------
                              Class A                                    126     1,770     109     1,290
                             ---------------------------------------------------------------------------
                              Class B                                    105     1,448      94     1,108
                             ---------------------------------------------------------------------------
                              Class C                                      7       101       6        65
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                             ---------------------------------------------------------------------------
                              Class A                                   (394)   (6,104)   (504)   (6,722)
                             ---------------------------------------------------------------------------
                              Class B                                   (280)   (4,231)   (367)   (4,802)
                             ---------------------------------------------------------------------------
                              Class C                                    (36)     (567)    (72)     (926)
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ---------------------------------------------------------------------------
                              Class A                                    116     1,745      74     1,032
                             ---------------------------------------------------------------------------
                              Class B                                   (118)   (1,745)    (75)   (1,032)
                             ---------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL SHARE
                              TRANSACTIONS                                     $25,324           $49,721
                             ---------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6  FINANCIAL FUTURES
   CONTRACTS                 The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At May 31, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $199,000. The Fund also had liquid assets in excess of the face amount of open futures contracts. At May 31, 1998, the following futures contracts were owned by the Fund.


                                                   CONTRACT                  EXPIRATION        GAIN AT
                             TYPE                   AMOUNT      POSITION        MONTH          5/31/98
                             -------------------------------------------------------------------------
                             S&P 500 Index        $2,764,000      Long        June '98         $37,000
                             -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                   -----------------------------------------
                                                                 CLASS A
                                                   -----------------------------------------
                                                   SIX MONTHS    YEAR ENDED    OCTOBER 16
                                                     ENDED      NOVEMBER 30,       TO
                                                    MAY 31,     -------------  NOVEMBER 30,
                                                      1998      1997    1996      1995
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   14.62    12.95   10.02          9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .01      .02     .05           .02
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain                      1.63     2.48    2.88           .50
--------------------------------------------------------------------------------------------
Total from investment operations                        1.64     2.50    2.93           .52
--------------------------------------------------------------------------------------------
Less distribution from net realized
gain                                                     .50      .83      --            --
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $   15.76    14.62   12.95         10.02
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          11.64%   20.83   29.24          5.47
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
--------------------------------------------------------------------------------------------
Expenses                                                1.37%    1.41    1.47          1.56
--------------------------------------------------------------------------------------------
Net investment income                                    .22%     .35     .43           .34
--------------------------------------------------------------------------------------------


                                                   ---------------------------------------
                                                                  CLASS B
                                                   ---------------------------------------
                                                               YEAR ENDED
                                                   SIX MONTHS   NOVEMBER     OCTOBER 16
                                                     ENDED        30,            TO
                                                    MAY 31,    ------------  NOVEMBER 30,
                                                      1998     1997    1996     1995
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   14.37   12.83   10.02         9.50
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 (.04)   (.07)   (.04)         .02
------------------------------------------------------------------------------------------
  Net realized and unrealized gain                      1.58    2.44    2.85          .50
------------------------------------------------------------------------------------------
Total from investment operations                        1.54    2.37    2.81          .52
------------------------------------------------------------------------------------------
Less distribution from net realized
gain                                                     .50     .83      --           --
------------------------------------------------------------------------------------------
Net asset value, end of period                     $   15.41   14.37   12.83        10.02
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          11.13%  19.96   28.04         5.47
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                                2.33%   2.27    2.27         2.10
------------------------------------------------------------------------------------------
Net investment income                                   (.74)%  (.51)   (.37)        1.50
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                        --------------------------
                                                                  CLASS C
                                                        --------------------------
                                                   SIX MONTHS    YEAR ENDED    OCTOBER 16
                                                     ENDED      NOVEMBER 30,       TO
                                                    MAY 31,     -------------  NOVEMBER 30,
                                                      1998      1997    1996      1995
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   14.37    12.84   10.01          9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.03)    (.05)   (.04)          .01
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain                      1.55     2.41    2.87           .50
--------------------------------------------------------------------------------------------
Total from investment operations                        1.52     2.36    2.83           .51
--------------------------------------------------------------------------------------------
Less distribution from net realized
gain                                                     .50      .83      --            --
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $   15.39    14.37   12.84         10.01
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          10.98%   19.86   28.27          5.37
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
--------------------------------------------------------------------------------------------
Expenses                                                2.34%    2.15    2.22          2.07
--------------------------------------------------------------------------------------------
Net investment loss                                     (.75)%   (.39)   (.32)         1.53
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------

                                         SIX MONTHS     YEAR ENDED     OCTOBER 16
                                           ENDED       NOVEMBER 30,        TO
                                          MAY 31,     ---------------  NOVEMBER 30,
                                            1998       1997     1996      1995
------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $ 131,453    97,741   39,092         5,851
------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            33%       56       82            --
------------------------------------------------------------------------------------

NOTES:  Total return does not reflect the effect of any sales charges.

(a) The investment manager agreed to temporarily waive certain operating expenses of the Fund during the fiscal years ended November 30, 1997 and 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased by the following amounts: for the year ended November 30, 1997, 0.05% for Class B and 0.01% for Class C; for the year ended November 30, 1996, 0.12% for Class A, 0.17% for Class B and 0.13% for Class C.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Value + Growth Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc. approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees


                                For      Withheld
   David W. Belin            3,115,500    40,397
   Lewis A. Burnham          3,115,716    40,182
   Donald L. Dunaway         3,120,509    35,389
   Robert B. Hoffman         3,119,873    36,024
   Donald R. Jones           3,121,436    34,461
   Shirley D. Peterson       3,120,259    35,638
   Daniel Pierce             3,119,794    36,103
   William P. Sommers        3,121,436    34,461
   Edmond D. Villani         3,116,257    39,640

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.


      For     Against   Abstain
   3,091,575   15,880    48,442

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                   Broker
      For     Against   Abstain   Non-Votes
   2,960,620   30,309    62,648    102,321

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

      For     Against   Abstain
   2,981,969   99,254   141,586

5) To approve a new rule 12b-1 distribution plan with Kemper Distributors, Inc.

                                              Broker
                 For     Against   Abstain   Non-Votes
   Class B    1,320,096   22,981    40,665    15,306
   Class C    91,816      693       335       4,983

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                           OFFICERS

DANIEL PIERCE                     MARK CASADY                KATHRYN L. QUIRK
Chairman and Trustee              President                  Vice President

DAVID W. BELIN                    PHILIP J. COLLORA          STEVEN H. REYNOLDS
Trustee                           Vice President and         Vice President
                                  Secretary
LEWIS A. BURNHAM                                             LINDA J. WONDRACK
Trustee                           JOHN R. HEBBLE             Vice President
                                  Treasurer
DONALD L. DUNAWAY                                            MAUREEN E. KANE
Trustee                           PHILIP FORTUNA             Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                            CAROLINE PEARSON
Trustee                           JERARD K. HARTMAN          Assistant Secretary
                                  Vice President
DONALD R. JONES                                              ELIZABETH C. WERTH
Trustee                           WILLIAM KNAPP              Assistant Secretary
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           THOMAS W. LITTAUER
                                  Vice President
WILLIAM P. SOMMERS
Trustee                           ANN M. MCCREARY
                                  Vice President
EDMOND D. VILLANI
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                          KEMPER SERVICE COMPANY
SERVICE AGENT                        P.O. Box 419557
                                     Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                        INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                       801 Pennsylvania
                                     Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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Kemper Equity Funds/Growth Style prospectus.
KVGF-3 (7/98) 1050250